Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 17, 2022, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – Flexible Bond Fund’s Annual Report on Form N-CSR for the year ended December 31, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2022

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202-1096

T: (410) 783 7600, F: (410) 783 7680, www.pwc.com/us

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 11, 2022, relating to the financial statements and financial highlights, which appears in Franklin U.S. Small Cap Equity Fund’s Annual Report on Form N-CSR for the year ended December 31, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2022

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202-1096

T: (410) 783 7600, F: (410) 783 7680, www.pwc.com/us

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our reports dated February 22, 2022, relating to the financial statements and financial highlights, which appear in BrandywineGLOBAL – Global Opportunities Bond Fund and BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)’s Annual Report on Form N-CSR for the year ended December 31, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2022

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202-1096

T: (410) 783 7600, F: (410) 783 7680, www.pwc.com/us